United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 21, 2021

Date of Report (Date of earliest event reported)

Blockchain Moon Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40922	86-1839124
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4651 Salisbury Road, Suite 400 Jacksonville, FL	32256
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 262-6097

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMAQ	The Nasdaq Stock Market LLC
Warrants	BMAQW	The Nasdaq Stock Market LLC
Rights	BMAQR	The Nasdaq Stock Market LLC
Units	BMAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed on a Current Report on Form 8-K dated October 22, 2021 (the “Current Report”), on October 21, 2021, Blockchain Moon Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), one right to receive one-tenth (1/10) of a share of Common Stock upon the consummation of an initial business combination and one redeemable warrant entitling the holder thereof to purchase one-half (1/2) of a share of Common Stock at a price of $11.50 per whole share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

Additionally, as previously disclosed in the Current Report, simultaneously with the closing of the IPO, the Company consummated the private placement of 400,000 units (the “Private Units”) at a price of $10.00 per unit, generating total proceeds of $4,000,000.

As of October 21, 2021, a total of $100,000,000, consisting of $97,877,497 of the net proceeds from the IPO and $2,122,503 of the net proceeds from the private placement consummated simultaneously with the closing of the IPO were deposited in a trust account established for the benefit of the Company’s public stockholders.

An audited balance sheet as of October 21, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the private placement, is included as Exhibit 99.1 to this report.

Subsequently, on October 26, 2021, the underwriters exercised the over-allotment option in full to purchase an additional 1,500,000 Units (the “Over-Allotment Option Units”) at a price of $10.00 per unit, resulting in total gross proceeds to the Company of $15,000,000. On October 26, 2021, simultaneously with the sale of the Over-Allotment Option Units, the Company consummated the private sale of an additional 30,000 Private Units, generating gross proceeds to the Company of $300,000. The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

As of October 26, 2021, a total of $115,000,000, consisting of $112,577,497 of the net proceeds from the sale of Units in the IPO (including the Over-Allotment Option Units) and $2,422,503 of the net proceeds from the sale of the Private Units (including the Over-Allotment Option Units), were placed in a trust account established for the benefit of the Company’s public stockholders.

The Company’s unaudited pro forma balance sheet as of October 21, 2021, reflecting the receipts of the IPO Offering Proceeds and the Over-allotment Proceeds, is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet dated October 21, 2021
99.2	Unaudited Pro Forma Balance Sheet as of October 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2021

BLOCKCHAIN MOON ACQUISITION CORP.

By:	/s/ Enzo A. Villani
Name:	Enzo A. Villani
Title:	Chief Executive Officer